United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 13, 2013

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a press release dated May 15, 2013, Communications Systems, Inc. (the “Company”) disclosed actions it had taken with respect to improving sales and profitability at its Transition Networks business unit. In connection with these actions, the Company terminated the employment of Seweryn Sadura, the former Vice President and General Manager for Transition Networks, effective May 13, 2013.

In addition to his existing duties, the Company’s President and Chief Executive Officer William G. Schultz, has assumed the duties as General Manager of the Company’s Transition Networks business unit until the Company hires a new General Manager for Transition Networks.

Item 9.01     Financial Statement and Exhibits.

Exhibit 99.1     Communications Systems, Inc. Press Release dated May 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By:	/s/ William G. Schultz
William G. Schultz President and Chief Executive Officer

Date:  May 15, 2013